EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports included in HomeUSA, Inc.'s registration statement on Form S-1 (No. 333-35649) and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                                     ARTHUR ANDERSEN LLP

Houston, Texas
January 27, 1997